UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Hanmi Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hanmi Financial Corporation Important Notice Regarding the Availability of Proxy Materials

P.O. BOX 8016, CARY, NC 27512-9903	Stockholders Meeting to be held on May 26, 2021 For Stockholders as of March 31, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/HAFC

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/HAFC

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 14, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/HAFC	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Hanmi Financial Corporation

Meeting Type: Annual Meeting of Stockholders

Date: Wednesday, May 26, 2021

Time: 10:30 AM, Pacific Time

Place: Annual Meeting to be held live via the Internet - please visit

            www.proxydocs.com/HAFC for more details.

To attend the meeting online, you must register at www.proxydocs.com/HAFC

SEE REVERSE FOR FULL AGENDA

Hanmi Financial Corporation

Annual Meeting of Stockholders

The Board of Directors recommends a vote FOR each of the directors listed below and FOR proposals 2, 3 and 4.

PROPOSAL

1:	Election of Directors

1a.	John J. Ahn

1b.	Kiho Choi

1c.	Christie K. Chu

1d.	Harry H. Chung

1e.	Scott R. Diehl

1f.	Bonita I. Lee

1g.	David L. Rosenblum

1h.	Thomas J. Williams

1i.	Michael M. Yang

1j.	Gideon Yu

2:	To provide a non-binding advisory vote to approve the compensation of our Named Executive Officers (“Say-On-Pay” vote).

3:	To approve the Hanmi Financial Corporation 2021 Equity Compensation Plan.

4:	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

NOTE: To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi Financial Corporation or its Board of Directors at the Annual Meeting.